Schedule of Investments PIMCO Corporate & Income Strategy Fund	April 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 146.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 29.1%
AAdvantage Loyalty IP Ltd. 5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,300	$2,344
AP Core Holdings II, LLC 6.264% (LIBOR03M + 5.500%) due 09/01/2027 ~		8,762	8,738
Caesars Resort Collection LLC 3.514% (LIBOR03M + 2.750%) due 12/23/2024 ~		13,687	13,640
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,181	2,279
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$946	933
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		1,577	1,553
Clear Channel Outdoor Holdings, Inc. 4.739% (LIBOR03M + 3.500%) due 08/21/2026 ~		4,962	4,860
Coty, Inc. 2.701% (LIBOR03M + 2.250%) due 04/07/2025 ~		1,332	1,297
Emerald TopCo, Inc. 3.957%-4.264% (LIBOR03M + 3.500%) due 07/24/2026 ~		104	103
Envision Healthcare Corp.
TBD% due 07/01/2022 µ		8,200	8,138
Enterprise Merger Sub, Inc.
4.514% (LIBOR03M + 3.750%) due 10/10/2025 ~		24,900	15,355
Fly Funding SARL 7.012% (LIBOR03M + 6.000%) due 10/08/2025 ~		3,897	3,909
Forbes Energy Services LLC TBD% due 06/30/2022 «		164	0
Frontier Communications Corp. 4.813% (LIBOR03M + 3.750%) due 05/01/2028 ~		1,428	1,412
Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		5,769	5,774
8.750% due 10/18/2027	CAD	1,259	982
Ineos Finance PLC 2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	2,672	2,783
Intelsat Jackson Holdings SA 4.920% due 02/01/2029		$3,746	3,640
Lealand Finance Co. BV 1.457% (LIBOR03M + 1.000%) due 06/30/2025 ~		356	187
3.457% (LIBOR03M + 3.000%) due 06/28/2024 «~		75	51
McAfee LLC 4.500% due 03/01/2029		3,700	3,639
MPH Acquisition Holdings LLC 4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		5,871	5,653
Promotora de Informaciones SA
5.250% (EUR003M + 4.250%) due 12/31/2026 ~	EUR	8,219	8,281
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		2,622	2,622
PUG LLC 4.264% (LIBOR03M + 3.500%) due 02/12/2027 ~		$4,637	4,532
Redstone Holdco 2 LP 5.934% (LIBOR03M + 4.750%) due 04/27/2028 ~		2,190	2,113
Rising Tide Holdings, Inc. 5.514% (LIBOR03M + 4.750%) due 06/01/2028 ~		993	956
Sasol Ltd. TBD% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		3,931	3,864
SkyMiles IP Ltd. 4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,400	2,483
Steenbok Lux Finco 2 SARL TBD% (EUR003M) due 12/29/2022 ~	EUR	11,277	10,217
Syniverse Holdings, Inc.
6.038% (LIBOR03M + 5.000%) due 03/09/2023 ~		$12,339	12,233
10.038% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,399	1,367
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		7,920	7,443
TransDigm, Inc.
3.014% (LIBOR03M + 2.250%) due 08/22/2024 ~		2,029	2,002
3.014% (LIBOR03M + 2.250%) due 05/30/2025 ~		2,029	1,994
3.014% (LIBOR03M + 2.250%) due 12/09/2025 ~		2,029	1,993
U.S. Renal Care, Inc. 5.764% (LIBOR03M + 5.000%) due 06/26/2026 ~		1,496	1,345
United Airlines, Inc. 4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		4,759	4,733
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,419	3,408
Westmoreland Mining Holdings LLC TBD% due 03/15/2029		4,615	2,330

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,442	2,442

Total Loan Participations and Assignments (Cost $176,931)			163,628

CORPORATE BONDS & NOTES 61.6%
BANKING & FINANCE 13.0%
Ally Financial, Inc. 8.000% due 11/01/2031 (l)		927	1,087
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		3,900	3,398
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	1,000	950
2.625% due 04/28/2025 (l)		7,669	7,604
3.625% due 09/24/2024 (l)		1,714	1,746
5.375% due 01/18/2028 •		600	405
8.000% due 01/22/2030 •(l)		3,600	2,568
8.500% due 09/10/2030 •(l)		2,300	1,686
10.500% due 07/23/2029 (l)		863	669
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	700	170
Barclays PLC 5.875% due 09/15/2024 •(i)(j)(l)	GBP	1,400	1,727
BOI Finance BV 7.500% due 02/16/2027 (l)	EUR	2,600	2,698
Corsair International Ltd. 4.850% due 01/28/2027 •		1,000	1,021
Cosaint Re Pte. Ltd. 10.053% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$700	703
Credit Agricole SA 7.875% due 01/23/2024 •(i)(j)(l)		200	206
Credit Suisse Group AG 7.500% due 07/17/2023 •(i)(j)(l)		200	199
Erste Group Bank AG 4.250% due 10/15/2027 •(i)(j)(l)	EUR	200	192
GSPA Monetization Trust 6.422% due 10/09/2029		$2,826	2,822
HF Sinclair Corp. 4.500% due 10/01/2030 (l)		7,320	6,826
HSBC Holdings PLC 6.000% due 09/29/2023 •(i)(j)(l)	EUR	2,100	2,258
Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)		1,542	1,630
7.500% due 06/27/2024 •(i)(j)(l)		$2,800	2,861
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (l)		5,800	5,507
5.750% due 02/01/2027 (l)		700	724
Natwest Group PLC 8.000% due 08/10/2025 •(i)(j)(l)		6,390	6,737
Park Aerospace Holdings Ltd. 5.500% due 02/15/2024		6	6
Sanders Re Ltd. 12.020% (SOFRRATE + 11.750%) due 04/09/2029 ~		1,207	1,208
Societe Generale SA 7.375% due 10/04/2023 •(i)(j)(l)		600	603
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	444	598
Uniti Group LP
4.750% due 04/15/2028 (l)		$2,200	1,967
6.000% due 01/15/2030 (l)		7,121	5,948
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 (l)		7,150	6,641

			73,365

INDUSTRIALS 38.7%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (l)	GBP	2,332	3,030
Air Canada 3.875% due 08/15/2026 (l)		$1,400	1,296
Altice Financing SA 5.750% due 08/15/2029 (l)		1,925	1,625
Altice France Holding SA 10.500% due 05/15/2027 (l)		4,500	4,567
American Airlines, Inc.
5.500% due 04/20/2026 (l)		1,400	1,389
5.750% due 04/20/2029 (l)		100	97
Arches Buyer, Inc. 4.250% due 06/01/2028 (l)		1,300	1,157
Boeing Co.
5.705% due 05/01/2040 (l)		736	736
5.805% due 05/01/2050 (l)		958	960
5.930% due 05/01/2060 (l)		884	877
6.125% due 02/15/2033 (l)		1,447	1,526

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Bombardier, Inc. 7.500% due 03/15/2025 (l)		4,762	4,626
Broadcom, Inc.
3.187% due 11/15/2036 (l)		65	51
4.150% due 11/15/2030 (l)		203	193
4.926% due 05/15/2037 (l)		273	256
Carvana Co. 10.250% due 05/01/2030 (c)		2,200	2,131
CDW LLC 3.569% due 12/01/2031 (l)		800	702
CGG SA
7.750% due 04/01/2027 (l)	EUR	2,250	2,386
8.750% due 04/01/2027 (l)		$6,964	6,921
Charter Communications Operating LLC
3.700% due 04/01/2051 (l)		4,400	3,110
3.850% due 04/01/2061 (l)		400	273
4.400% due 12/01/2061 (l)		1,000	749
CommScope, Inc. 8.250% due 03/01/2027 (l)		6,130	5,218
Community Health Systems, Inc. 8.000% due 03/15/2026 (l)		753	779
Condor Merger Sub, Inc. 7.375% due 02/15/2030 (l)		2,300	2,060
Coty, Inc.
3.875% due 04/15/2026 (l)	EUR	5,400	5,351
4.750% due 01/15/2029 (l)		$3,300	2,941
5.000% due 04/15/2026 (l)		1,907	1,814
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		616	711
DISH DBS Corp.
5.250% due 12/01/2026 (l)		1,560	1,435
5.750% due 12/01/2028 (l)		4,680	4,195
Exela Intermediate LLC 11.500% due 07/15/2026		85	31
Ferroglobe PLC 9.375% due 12/31/2025 (k)(l)		1,550	1,600
First Quantum Minerals Ltd. 6.500% due 03/01/2024 (l)		1,214	1,217
FMG Resources August 2006 Pty. Ltd. 6.125% due 04/15/2032 (l)		1,400	1,392
Ford Motor Co. 7.700% due 05/15/2097 (l)		7,315	7,948
Fresh Market, Inc. 9.750% due 05/01/2023 (l)		5,650	5,517
Frontier Communications Holdings LLC 6.000% due 01/15/2030 (l)		1,480	1,290
HCA, Inc. 7.500% due 11/15/2095 (l)		1,200	1,397
Hestia Re Ltd. 0.000% due 04/22/2025		704	706
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		12,686	11,975
Inter Media & Communication SpA 6.750% due 02/09/2027 (l)	EUR	2,600	2,617
Las Vegas Sands Corp. 3.900% due 08/08/2029 (l)		$300	258
Match Group Holdings LLC 3.625% due 10/01/2031 (l)		2,700	2,250
Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (l)		1,500	1,268
NCL Corp. Ltd. 5.875% due 02/15/2027 (l)		1,841	1,757
New Albertsons LP 6.570% due 02/23/2028 (l)		5,600	6,353
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		11,300	10,614
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (d)		47	53
Norfolk Southern Corp. 4.100% due 05/15/2121 (l)		600	491
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/30/2022 (g)(i)		753	3
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (l)	EUR	2,400	2,142
Oracle Corp. 4.100% due 03/25/2061 (k)(l)		$200	149
Petroleos Mexicanos
2.750% due 04/21/2027 (l)	EUR	4,522	4,082
5.950% due 01/28/2031 (l)		$1,911	1,611
6.700% due 02/16/2032 (l)		2,211	1,910
6.750% due 09/21/2047 (l)		6,368	4,615
6.950% due 01/28/2060 (l)		300	218
7.690% due 01/23/2050 (l)		110	86
Prosus NV
1.985% due 07/13/2033 (l)	EUR	600	482
2.085% due 01/19/2030		1,800	1,578

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

3.061% due 07/13/2031 (l)		$1,400	1,106
3.680% due 01/21/2030 (l)		1,900	1,606
4.027% due 08/03/2050 (l)		500	348
QVC, Inc. 5.950% due 03/15/2043 (l)		2,277	1,778
Rolls-Royce PLC 4.625% due 02/16/2026 (l)	EUR	100	106
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031	GBP	1,000	126
Sands China Ltd.
2.550% due 03/08/2027 (l)		$600	508
3.100% due 03/08/2029 (l)		500	406
3.250% due 08/08/2031 (l)		400	307
5.400% due 08/08/2028 (l)		5,128	4,844
Schenck Process Holding GmbH
6.875% due 06/15/2023 (l)	EUR	400	422
6.875% due 06/15/2023		350	369
Seagate HDD Cayman 4.091% due 06/01/2029 (l)		$5,000	4,445
Times Square Hotel Trust 8.528% due 08/01/2026		961	972
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		2,082	2,054
5.750% due 09/30/2039 (l)		8,581	8,730
Transocean Pontus Ltd. 6.125% due 08/01/2025 (l)		2,113	2,078
Transocean, Inc.
7.250% due 11/01/2025		74	62
7.500% due 01/15/2026		26	21
8.000% due 02/01/2027 (l)		117	93
U.S. Renal Care, Inc. 10.625% due 07/15/2027		59	51
United Group BV 4.875% due 07/01/2024 (l)	EUR	100	102
Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		$6	6
8.250% due 04/30/2028 (d)(l)		909	933
Vale Overseas Ltd. 6.875% due 11/21/2036 (l)		59	65
Vale SA 3.202% due 12/29/2049 «~(i)	BRL	90,000	8,406
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		$930	821
Viking Cruises Ltd. 13.000% due 05/15/2025 (l)		3,697	4,051
VOC Escrow Ltd. 5.000% due 02/15/2028 (l)		4,200	3,797
Wesco Aircraft Holdings, Inc. 9.000% due 11/15/2026		2,966	1,846
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 «(d)		18,922	19,567
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		7,181	6,852
Wynn Macau Ltd.
5.125% due 12/15/2029 (l)		200	158
5.625% due 08/26/2028 (l)		2,200	1,757

			217,565

UTILITIES 9.9%
DTEK Finance PLC (3.500% Cash and 3.500% PIK) 7.000% due 12/31/2027 (d)		3,679	901
Eskom Holdings SOC Ltd.
7.125% due 02/11/2025 (l)		2,770	2,654
8.450% due 08/10/2028		1,300	1,254
Genesis Energy LP 8.000% due 01/15/2027 (l)		1,463	1,437
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		3,600	4,074
NGD Holdings BV 6.750% due 12/31/2026 (l)		377	158
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)(l)		199	114
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(l)		221	219
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)(l)		5,457	1,296
Oi SA 10.000% due 07/27/2025 (l)		7,599	6,071
Pacific Gas & Electric Co.
3.450% due 07/01/2025 (l)		217	208
3.750% due 08/15/2042		22	16
4.000% due 12/01/2046		7	5
4.200% due 03/01/2029 (l)		1,500	1,403
4.250% due 03/15/2046 (l)		1,700	1,302
4.300% due 03/15/2045		27	21

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

4.450% due 04/15/2042 (l)		213	173
4.500% due 07/01/2040 (l)		2,303	1,891
4.500% due 12/15/2041 (l)		275	223
4.550% due 07/01/2030 (l)		3,722	3,455
4.600% due 06/15/2043 (l)		118	96
4.750% due 02/15/2044 (l)		3,754	3,091
4.950% due 07/01/2050 (l)		3,358	2,808
Peru LNG Srl 5.375% due 03/22/2030 (l)		5,540	4,772
Petrobras Global Finance BV
6.250% due 12/14/2026 (l)	GBP	2,718	3,536
6.625% due 01/16/2034 (l)		100	126
Rio Oil Finance Trust
8.200% due 04/06/2028 (l)		$224	241
9.250% due 07/06/2024 (l)		1,471	1,539
9.750% due 01/06/2027 (l)		278	307
Talen Energy Supply LLC
7.250% due 05/15/2027 (l)		5,300	5,082
7.625% due 06/01/2028		2,200	2,112
Transocean Phoenix 2 Ltd. 7.750% due 10/15/2024 (l)		287	289
Transocean Poseidon Ltd. 6.875% due 02/01/2027 (l)		4,697	4,526

			55,400

Total Corporate Bonds & Notes (Cost $378,621)			346,330

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,924

Total Convertible Bonds & Notes (Cost $3,400)			2,924

MUNICIPAL BONDS & NOTES 3.7%
CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.000% due 06/01/2046		600	533

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040 (l)		11,200	13,112
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		85	91
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035		20	22

			13,225

PUERTO RICO 0.4%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043		1,294	675
Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (g)		334	191
4.000% due 07/01/2033		259	241
4.000% due 07/01/2035		233	216
4.000% due 07/01/2037		200	180
4.000% due 07/01/2041		272	245
4.000% due 07/01/2046		283	249
Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (g)		133	121
5.250% due 07/01/2023		290	293

			2,411

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		735	735

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		44,400	4,024

Total Municipal Bonds & Notes (Cost $19,296)			20,928

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(l)		16,775	2,816
6.418% due 07/25/2029 •		1,150	1,273

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Freddie Mac
0.000% due 02/25/2046 (b)(g)	1,141	960
0.100% due 02/25/2046 (a)	1,142	0
3.500% due 05/25/2050 (a)	1,943	397
6.146% due 11/25/2055 «~	7,786	4,827
8.218% due 12/25/2027 •	3,261	3,274
11.418% due 03/25/2025 •	396	401

Total U.S. Government Agencies (Cost $18,730)		13,948

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.8%
Banc of America Funding Trust 6.000% due 07/25/2037 ^	175	159
Banc of America Mortgage Trust 6.000% due 03/25/2037 ^	136	121
BCAP LLC Trust
2.904% due 03/27/2036 ~	1,512	1,191
3.061% due 08/28/2037 ~	2,446	2,439
4.777% due 03/26/2037 þ	664	936
Bear Stearns ALT-A Trust
1.168% due 01/25/2036 ^•	572	844
2.741% due 11/25/2035 ^~	2,927	2,793
2.910% due 11/25/2036 ^~	2,653	1,657
3.035% due 09/25/2035 ^~	275	189
3.112% due 09/25/2047 ^~	4,041	2,489
3.299% due 08/25/2036 ^~	588	361
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ	157	157
CD Mortgage Trust 5.688% due 10/15/2048	357	326
Chase Mortgage Finance Trust
2.977% due 12/25/2035 ^~	4	4
6.000% due 07/25/2037 ^	537	309
Citigroup Mortgage Loan Trust 2.552% due 04/25/2037 ^~	153	134
Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~	580	97
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ^~	746	508
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	202	111
5.750% due 01/25/2035	147	144
5.750% due 02/25/2035	209	169
5.750% due 03/25/2037 ^	425	288
6.000% due 02/25/2035	738	660
6.000% due 04/25/2036	711	411
6.000% due 02/25/2037 ^	4,033	1,972
6.000% due 04/25/2037 ^	743	427
6.250% due 12/25/2036 ^•	1,067	582
6.500% due 08/25/2036 ^	378	170
Countrywide Home Loan Mortgage Pass-Through Trust
2.881% due 09/20/2036 ^~	147	139
6.000% due 07/25/2037	1,100	611
Credit Suisse Mortgage Capital Certificates 2.769% due 10/26/2036 ~	6,730	5,391
GS Mortgage Securities Corp. Trust 4.744% due 10/10/2032 ~	4,600	4,451
GSR Mortgage Loan Trust
3.572% due 08/25/2034 ~	225	220
6.000% due 02/25/2036 ^	1,352	748
HarborView Mortgage Loan Trust
1.034% due 01/19/2036 ^•	722	693
3.749% due 06/19/2036 ^~	4,000	2,190
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,318	1,486
Jackson Park Trust 3.350% due 10/14/2039 ~	1,772	1,400
Jefferies Resecuritization Trust 6.000% due 05/26/2036	7,103	3,738
JP Morgan Alternative Loan Trust
3.341% due 03/25/2037 ^~	787	815
6.000% due 12/25/2035 ^	858	706
JP Morgan Mortgage Trust
2.601% due 01/25/2037 ^~	253	222
2.697% due 02/25/2036 ^~	1,081	874
2.919% due 04/25/2037 ~	3	3
LB-UBS Commercial Mortgage Trust 5.407% due 11/15/2038 ^	113	73
Lehman Mortgage Trust 6.000% due 07/25/2037 ^	49	47
Lehman XS Trust 1.108% due 06/25/2047 •	1,030	976
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,454	665
Merrill Lynch Mortgage Investors Trust 2.640% due 03/25/2036 ^~	453	277

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Residential Accredit Loans, Inc. Trust
1.128% due 05/25/2037 ^•		88	76
3.152% due 12/26/2034 ^~		889	424
6.000% due 08/25/2036 ^		172	160
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,379	1,121
6.250% due 09/25/2037 ^		2,418	1,235
Residential Funding Mortgage Securities, Inc. Trust
3.902% due 02/25/2037 ~		855	655
6.500% due 03/25/2032		87	86
Sequoia Mortgage Trust
2.460% due 07/20/2037 ^~		290	258
2.569% due 02/20/2047 ~		149	131
Structured Adjustable Rate Mortgage Loan Trust
2.793% due 07/25/2035 ^~		343	315
2.880% due 11/25/2036 ^~		1,269	1,173
2.906% due 01/25/2036 ^~		1,378	968
SunTrust Adjustable Rate Mortgage Loan Trust
2.279% due 04/25/2037 ^~		172	112
2.306% due 02/25/2037 ^~		118	108
WaMu Mortgage Pass-Through Certificates Trust
2.950% due 07/25/2037 ^~		245	243
3.127% due 02/25/2037 ^~		285	279
3.167% due 07/25/2037 ^~		483	480
3.330% due 10/25/2036 ^~		1,118	1,072
Washington Mutual Mortgage Pass-Through Certificates Trust
1.059% due 05/25/2047 ^•		55	7
6.000% due 10/25/2035 ^		1,055	825

Total Non-Agency Mortgage-Backed Securities (Cost $62,251)			55,101

ASSET-BACKED SECURITIES 13.0%
ACE Securities Corp. Home Equity Loan Trust 1.253% due 02/25/2036 •		23,823	21,632
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,052
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	2,203
Argent Securities Trust 1.048% due 03/25/2036 •		3,169	2,038
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	996
Bear Stearns Asset-Backed Securities Trust
0.808% due 10/25/2036 ^•		$2,059	2,854
6.500% due 10/25/2036 ^		337	201
Belle Haven ABS CDO Ltd. 1.212% due 07/05/2046 •		175,347	297
Carlyle U.S. CLO Ltd. 0.000% due 07/20/2029 ~		1,895	728
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	917
0.000% due 10/22/2031 ~		1,500	427
Citigroup Mortgage Loan Trust 0.828% due 12/25/2036 ~		1,408	915
First Franklin Mortgage Loan Trust
1.613% due 09/25/2035 •		3,443	3,323
1.643% due 05/25/2036 •		6,553	6,136
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(g)		8	522
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	287
Home Equity Mortgage Loan Asset-Backed Trust 0.828% due 07/25/2037 •		$8,169	5,184
JP Morgan Mortgage Acquisition Trust 4.461% due 10/25/2030 ^þ		3,752	2,444
Lehman XS Trust 4.573% due 08/25/2035 ^þ		25	26
LNR CDO Ltd. 1.029% due 02/28/2043 ~		1,616	34
Marlette Funding Trust 0.000% due 09/17/2029 «(g)		7	651
Merrill Lynch Mortgage Investors Trust 0.988% due 04/25/2037 •		395	253
Morgan Stanley ABS Capital, Inc. Trust 0.968% due 06/25/2036 ~		273	249
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		441	250
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 2.438% due 10/25/2034 •		573	579
Residential Asset Mortgage Products Trust 1.868% due 01/25/2035 ^•		2,121	2,036
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		3	2,769
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	1,475

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	591
0.000% due 10/15/2048 «(g)		1	454
Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,300	579
0.000% due 07/25/2040 «(g)		21	295
0.000% due 09/25/2040 « (g)		1,718	277
South Coast Funding Ltd. 0.966% due 08/10/2038 •		9,599	998
Symphony CLO Ltd. 5.638% due 07/14/2026 •		2,000	1,988
Taberna Preferred Funding Ltd.
0.695% due 08/05/2036 •		288	257
0.695% due 08/05/2036 ^•		5,331	4,758
1.432% due 07/05/2035 •		2,263	2,065

Total Asset-Backed Securities (Cost $84,110)			72,740

SOVEREIGN ISSUES 3.6%
Argentina Government International Bond
0.500% due 07/09/2030 þ(l)		2,782	775
0.500% due 07/09/2030 þ		561	178
1.000% due 07/09/2029		669	215
1.125% due 07/09/2035 þ(l)		3,003	833
1.125% due 07/09/2035 þ		286	82
1.125% due 07/09/2046 þ		115	33
2.000% due 01/09/2038 þ(l)		10,995	3,958
2.500% due 07/09/2041 þ(l)		5,955	2,001
15.500% due 10/17/2026	ARS	53,560	104
40.178% (BADLARPP) due 10/04/2022 ~		51	0
Autonomous City of Buenos Aires
39.273% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	108
46.594% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	443
Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,500	1,164
6.375% due 04/11/2031		638	509
7.500% due 02/16/2061 (l)		$1,600	1,075
Ghana Government International Bond
6.375% due 02/11/2027 (l)		600	410
7.875% due 02/11/2035 (l)		600	356
8.750% due 03/11/2061 (l)		200	116
Ivory Coast Government International Bond
4.875% due 01/30/2032 (l)	EUR	1,300	1,156
6.625% due 03/22/2048 (l)		600	508
Provincia de Buenos Aires
47.632% due 04/12/2025	ARS	100	0
47.632% due 04/12/2025 (l)		136,652	657
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	325
3.900% due 01/30/2033		693	769
4.000% due 01/30/2037		543	670
4.200% due 01/30/2042		678	887
Russia Government International Bond 1.125% due 11/20/2027		100	23
South Africa Government International Bond 7.300% due 04/20/2052		$2,200	2,066
Turkiye Ihracat Kredi Bankasi AS 8.250% due 01/24/2024 (l)		200	205
Ukraine Government International Bond 4.375% due 01/27/2030 (l)	EUR	1,054	359
Venezuela Government International Bond
6.000% due 12/09/2020		$240	21
8.250% due 10/13/2024 ^(e)		28	2
9.250% due 09/15/2027 ^(e)		308	26

Total Sovereign Issues (Cost $29,557)			20,034

		SHARES
COMMON STOCKS 4.1%
COMMUNICATION SERVICES 0.9%
Clear Channel Outdoor Holdings, Inc. (f)		531,903	1,308
iHeartMedia, Inc. 'A' (f)		126,306	2,020
iHeartMedia, Inc. 'B' «(f)		98,039	1,411

			4,739

ENERGY 0.1%
Axis Energy Services 'A' «(f)(k)		1,070	16
Noble Corp. (f)(k)		20,115	642

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Valaris Ltd. (f)	1,224	62

		720

FINANCIALS 0.9%
Intelsat SA «(f)(k)	172,828	5,293

INDUSTRIALS 2.2%
Neiman Marcus Group Ltd. LLC «(f)(k)	73,491	12,437
Noble Corp. (f)	1,458	47
Voyager Aviation Holdings LLC «(f)	995	0
Westmoreland Mining Holdings «(f)(k)	50,497	0

		12,484

MATERIALS 0.0%
Associated Materials Group, Inc. «(f)	114,060	0

Total Common Stocks (Cost $24,346)		23,236

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(f)	36,383	205

Total Rights (Cost $0)		205

WARRANTS 2.2%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	605	3

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «	775,000	475

INFORMATION TECHNOLOGY 2.1%
Windstream Holdings LLC - Exp. 9/21/2055 «	493,740	12,016

Total Warrants (Cost $8,255)		12,494

PREFERRED SECURITIES 10.0%
FINANCIALS 4.3%
AGFC Capital Trust 2.794% (US0003M + 1.750%) due 01/15/2067 ~(l)	2,300,000	1,363
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	68
Compeer Financial ACA 4.875% due 08/15/2026 •(i)(l)	1,600,000	1,422
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)	1,000,000	1,050
Nationwide Building Society 10.250% ~	34,400	7,375
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)	11,166,450	12,872

		24,150

INDUSTRIALS 5.7%
General Electric Co. 4.156% (US0003M + 3.330%) due 06/15/2022 ~(i)(l)	261,000	247
Sequa Corp. (15.000% PIK) 15.000% «(d)	24,002	30,039
Voyager Aviation Holdings LLC 9.500% «	5,971	1,951

		32,237

Total Preferred Securities (Cost $43,801)		56,387

REAL ESTATE INVESTMENT TRUSTS 2.8%
REAL ESTATE 2.8%
CBL & Associates Properties, Inc.	2,634	77
Uniti Group, Inc.	239,397	2,966
VICI Properties, Inc.	416,263	12,409

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Total Real Estate Investment Trusts (Cost $6,978)			15,452

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 3.4%
ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (g)(h)	ARS	79,100	330

U.S. TREASURY BILLS 0.5%
0.553% due 06/14/2022 (g)(h)		$3,000	2,998

U.S. TREASURY CASH MANAGEMENT BILLS 2.8%
0.633% due 07/19/2022 (g)(h)(l)(n)		15,500	15,474

Total Short-Term Instruments (Cost $18,816)			18,802

Total Investments in Securities (Cost $875,092)			822,209

Total Investments 146.3% (Cost $875,092)			$822,209
Financial Derivative Instruments (m)(o) 0.8%(Cost or Premiums, net $5,542)			4,556
Auction Rate Preferred Shares (4.2)%			(23,525)
Other Assets and Liabilities, net (42.9)%			(241,373)

Net Assets Applicable to Common Shareholders 100.0%			$561,867

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'		07/01/2021		$16	$16	0.00%
Ferroglobe PLC 9.375% due 12/31/2025		02/09/2017		1,550	1,600	0.29
Intelsat SA		06/19/2017 - 02/23/2022		12,540	5,293	0.94
Neiman Marcus Group Ltd. LLC		09/25/2020		2,408	12,437	2.21
Noble Corp.		02/05/2021 - 02/27/2021		273	642	0.11
Oracle Corp.4.100% due 03/25/2061		06/17/2021 - 08/12/2021		220	149	0.03
Westmoreland Mining Holdings		12/08/2014 - 10/19/2016		1,455	0	0.00

				$18,462	$20,137	3.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BCY	0.870%	04/29/2022	06/13/2022		$(2,571)	$(2,571)
BOS	0.780	03/10/2022	06/10/2022		(871)	(872)
BPS	(4.000)	03/23/2022	TBD(2)	EUR	(411)	(431)
	(0.350)	02/09/2022	05/10/2022		(1,631)	(1,719)
	(0.330)	01/14/2022	05/05/2022		(2,841)	(2,994)
	(0.330)	02/09/2022	05/10/2022		(697)	(735)
	(0.320)	02/02/2022	05/12/2022		(2,275)	(2,398)
	(0.320)	02/09/2022	05/10/2022		(1,963)	(2,070)
	0.800	04/13/2022	05/06/2022		$(4,442)	(4,444)
	0.900	03/09/2022	06/09/2022		(142)	(143)
	0.900	03/23/2022	06/23/2022		(1,541)	(1,542)
	1.120	03/23/2022	06/23/2022		(2,133)	(2,136)
	1.250	03/18/2022	09/16/2022		(4,050)	(4,057)
	1.250	04/07/2022	09/16/2022		(400)	(401)
	1.250	04/25/2022	09/16/2022		(1,168)	(1,168)
	1.420	03/23/2022	09/23/2022		(3,134)	(3,139)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

	1.430	03/21/2022	09/22/2022		(3,352)	(3,357)
	1.430	04/25/2022	09/22/2022		(371)	(371)
	1.750	04/25/2022	10/27/2022		(782)	(783)
	1.990	04/27/2022	10/27/2022		(3,547)	(3,548)
BRC	(3.000)	02/14/2022	TBD(2)	EUR	(1,067)	(1,121)
	(1.000)	02/18/2022	TBD(2)		(176)	(187)
	(0.320)	11/05/2021	TBD(2)		(1,550)	(1,632)
	0.560	02/07/2022	05/13/2022		(721)	(722)
	0.700	03/18/2022	05/02/2022		(1,609)	(1,610)
	0.700	03/18/2022	TBD(2)		(4,390)	(4,394)
	0.700	04/29/2022	TBD(2)		(1,567)	(1,568)
	0.700	05/02/2022	TBD(2)		(1,448)	(1,448)
	0.750	03/18/2022	TBD(2)		(15,732)	(15,747)
	0.820	03/18/2022	05/02/2022		(2,027)	(2,029)
	0.820	03/18/2022	TBD(2)		(6,468)	(6,474)
	0.820	05/02/2022	TBD(2)		(1,877)	(1,877)
	0.870	03/09/2022	06/09/2022		(502)	(502)
	0.870	03/10/2022	06/13/2022		(4,128)	(4,133)
	0.900	04/14/2022	05/06/2022		(708)	(708)
	0.950	04/14/2022	05/06/2022		(756)	(756)
	0.990	03/17/2022	06/21/2022		(3,294)	(3,299)
BYR	0.880	03/25/2022	09/26/2022		(1,149)	(1,151)
CDC	0.430	01/27/2022	05/02/2022		(8,232)	(8,241)
	0.430	04/27/2022	05/02/2022		(1,631)	(1,631)
	0.450	02/03/2022	05/09/2022		(342)	(343)
	0.530	01/13/2022	07/14/2022		(917)	(919)
	0.530	04/18/2022	07/14/2022		(499)	(499)
	0.670	03/23/2022	06/07/2022		(900)	(901)
	0.670	04/27/2022	06/07/2022		(2,238)	(2,238)
	0.720	04/01/2022	06/10/2022		(1,405)	(1,406)
	0.720	04/27/2022	06/10/2022		(72)	(72)
	0.860	04/01/2022	06/10/2022		(283)	(283)
	1.080	04/06/2022	07/06/2022		(3,487)	(3,489)
	1.080	04/07/2022	07/06/2022		(1,131)	(1,132)
	1.110	03/18/2022	09/14/2022		(1,116)	(1,117)
	1.150	03/07/2022	09/06/2022		(3,805)	(3,812)
	1.160	04/21/2022	07/22/2022		(1,316)	(1,316)
	1.230	04/14/2022	07/14/2022		(1,371)	(1,372)
	1.350	05/02/2022	08/02/2022		(6,876)	(6,876)
	1.400	03/21/2022	09/16/2022		(5,967)	(5,977)
	1.590	04/01/2022	09/30/2022		(4,981)	(4,987)
CEW	(0.380)	04/19/2022	07/19/2022	EUR	(3,733)	(3,937)
	(0.330)	01/17/2022	05/11/2022		(531)	(560)
	0.750	03/21/2022	TBD(2)		$(12,856)	(12,867)
	0.770	02/11/2022	05/13/2022		(4,110)	(4,117)
	0.920	01/20/2022	TBD(2)	GBP	(2,494)	(3,140)
CIB	1.150	03/16/2022	06/16/2022		$(1,971)	(1,974)
FBF	(0.650)	05/02/2022	06/01/2022	EUR	(2,126)	(2,243)
IND	0.630	03/02/2022	06/03/2022		(3,338)	(3,341)
	0.650	03/09/2022	06/09/2022		(209)	(209)
	0.650	03/10/2022	06/10/2022		(1,743)	(1,745)
	0.860	03/21/2022	06/24/2022		(6,682)	(6,688)
	0.920	04/21/2022	06/24/2022		(2,842)	(2,843)
	1.010	04/27/2022	09/15/2022		(3,216)	(3,217)
	1.050	04/06/2022	07/06/2022		(1,806)	(1,807)
	1.120	04/29/2022	09/15/2022		(1,786)	(1,786)
JML	(4.000)	02/16/2022	TBD(2)	EUR	(1,220)	(1,276)
	(3.000)	08/13/2021	TBD(2)		(201)	(210)
	(3.000)	12/21/2021	TBD(2)		(440)	(461)
	(1.000)	02/18/2022	TBD(2)		(468)	(492)
	(0.450)	02/11/2022	TBD(2)		(841)	(886)
	(0.450)	03/07/2022	06/07/2022		(94)	(99)
	(0.400)	10/08/2021	TBD(2)		(3,641)	(3,831)
	(0.400)	11/05/2021	TBD(2)		(2,653)	(2,792)
	(0.380)	03/01/2022	06/01/2022		(170)	(179)
	(0.350)	01/14/2022	05/05/2022		(2,070)	(2,182)
	(0.350)	01/17/2022	05/11/2022		(2,135)	(2,250)
	(0.350)	03/07/2022	06/07/2022		(460)	(485)
	0.650	03/18/2022	05/06/2022		$(5,054)	(5,058)
	0.900	03/10/2022	06/07/2022		(1,143)	(1,144)
	0.950	02/28/2022	05/27/2022	GBP	(86)	(109)
	0.950	04/26/2022	05/27/2022		(2,388)	(3,003)
	1.000	10/22/2021	TBD(2)		(1,310)	(1,651)
	1.050	03/10/2022	06/07/2022		$(1,279)	(1,281)
MBC	(0.450)	02/11/2022	TBD(2)	EUR	(641)	(675)
MEI	1.390	04/19/2022	07/20/2022		$(1,487)	(1,487)
NOM	0.650	03/18/2022	TBD(2)		(309)	(309)
	0.780	04/05/2022	05/05/2022		(1,842)	(1,843)
	0.780	04/29/2022	05/02/2022		(1,790)	(1,791)
	0.780	05/02/2022	05/05/2022		(1,611)	(1,611)
	1.000	03/28/2022	07/01/2022		(2,157)	(2,159)
	1.000	03/29/2022	07/01/2022		(507)	(508)
	1.000	03/31/2022	07/05/2022		(5,916)	(5,921)
	1.050	03/24/2022	06/24/2022		(4,205)	(4,210)
	1.100	03/18/2022	TBD(2)		(3,352)	(3,356)
RDR	0.850	03/22/2022	05/24/2022		(3,964)	(3,968)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

SCX	(0.080)	05/02/2022	06/01/2022	EUR	(2,076)	(2,190)
SGY	0.670	04/29/2022	07/06/2022	$(635)	(635)
SOG	0.540	03/01/2022	05/03/2022	(104)	(104)
0.670	01/07/2022	07/06/2022	(1,162)	(1,165)
0.670	04/06/2022	07/06/2022	(6,256)	(6,259)
0.670	04/06/2022	07/08/2022	(1,291)	(1,291)
0.670	04/12/2022	07/08/2022	(2,517)	(2,518)
0.670	04/14/2022	07/08/2022	(1,748)	(1,749)
0.990	05/03/2022	06/03/2022	(91)	(91)
1.070	03/17/2022	06/21/2022	(6,302)	(6,311)
1.500	04/27/2022	08/01/2022	(3,027)	(3,027)
1.750	03/29/2022	09/28/2022	(655)	(656)
TDM	0.600	03/18/2022	TBD(2)	(2,944)	(2,946)
UBS	0.600	03/18/2022	TBD(2)	(6,087)	(6,092)
0.600	04/29/2022	05/06/2022	(641)	(641)
0.650	03/18/2022	TBD(2)	(6,869)	(6,875)
1.300	03/18/2022	06/17/2022	(1,643)	(1,646)
1.300	04/01/2022	07/01/2022	(4,899)	(4,904)
1.350	04/14/2022	07/14/2022	(9,539)	(9,546)

Total Reverse Repurchase Agreements	$(299,195)

(l)	Securities with an aggregate market value of $317,096 and cash of $6,564 have been pledged as collateral under the terms of master agreements as of April 30, 2022.
(1)

The average amount of borrowings outstanding during the period ended April 30, 2022 was $(342,716) at a weighted average interest rate of 0.387%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.064%	$600	$(1)	$4	$3	$0	$(4)
Bombardier, Inc.	5.000	Quarterly	06/20/2027	6.639	1,100	(32)	(31)	(63)	0	(9)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.918	3,500	371	(32)	339	0	(11)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	6.368	EUR	3,363	123	(285)	(162)	0	(12)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.121	2,500	(191)	(64)	(255)	0	(15)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.621	7,400	(810)	383	(427)	0	(52)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.781	2,000	(149)	7	(142)	0	(14)

$(689)	$(18)	$(707)	$0	$(117)

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	10,700	$1,038	$355	$1,393	$64	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	3,000	635	147	782	46	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$1,000	0	13	13	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	64,000	(594)	966	372	0	(66)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	75,590	4,663	(4,741)	(78)	0	(135)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	56,800	(960)	5,158	4,198	166	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	44,900	325	(1,200)	(875)	0	(110)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028	16,898	0	1,581	1,581	42	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	68,300	3,736	(3,130)	606	0	(186)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	10,400	860	995	1,855	36	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	46,800	3,315	5,094	8,409	131	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031	36,100	(572)	4,141	3,569	130	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	169,400	(5,526)	24,233	18,707	0	(552)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	8,300	(60)	1,331	1,271	49	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	14,500	(33)	2,975	2,942	84	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	15,100	(58)	2,768	2,710	88	0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	10,800	(33)	1,197	1,164	67	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051	10,900	798	(2,456)	(1,658)	0	(66)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052	152,900	(2,458)	35,054	32,596	341	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(67)	121	0	(5)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,028	1,187	80	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	6,200	583	356	939	66	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	2,600	225	407	632	35	0

$6,231	$76,205	$82,436	$1,426	$(1,120)

Total Swap Agreements	$5,542	$76,187	$81,729	$1,426	$(1,237)

(n)	Securities with an aggregate market value of $4,737 and cash of $16,583 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2022	$361	EUR	331	$0	$(12)
06/2022	PEN	1,239	$297	0	(24)
BPS	05/2022	CAD	2,115	1,667	20	0
05/2022	$779	EUR	717	0	(22)
06/2022	GBP	7,540	$9,466	0	(15)
06/2022	$86	MXN	1,800	1	0
10/2022	2,515	PEN	10,265	116	0
CBK	05/2022	EUR	2,063	$2,252	76	0
06/2022	$393	EUR	371	0	(1)
06/2022	325	PEN	1,239	0	(4)
07/2022	PEN	202	$51	0	(1)
08/2022	1,457	360	0	(15)
10/2022	1,731	438	0	(5)
11/2022	3,404	858	0	(12)
12/2022	1,239	319	4	0
03/2023	1,627	421	10	0
HUS	05/2022	AUD	379	285	17	0
05/2022	EUR	767	848	39	0
05/2022	$451	EUR	406	0	(23)
MYI	05/2022	EUR	63,634	$70,921	3,791	0
05/2022	$68,975	EUR	65,010	0	(393)
06/2022	EUR	65,009	$69,063	395	0
SCX	05/2022	GBP	7,540	9,926	444	0
UAG	05/2022	$678	CAD	847	0	(19)

Total Forward Foreign Currency Contracts	$4,913	$(546)

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2022

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$159,713	$3,915	$163,628
Corporate Bonds & Notes
Banking & Finance	0	73,365	0	73,365
Industrials	0	189,592	27,973	217,565
Utilities	0	55,400	0	55,400
Convertible Bonds & Notes
Industrials	0	2,924	0	2,924
Municipal Bonds & Notes
California	0	533	0	533
Illinois	0	13,225	0	13,225
Puerto Rico	0	2,411	0	2,411
Virginia	0	735	0	735
West Virginia	0	4,024	0	4,024
U.S. Government Agencies	0	9,121	4,827	13,948
Non-Agency Mortgage-Backed Securities	0	55,101	0	55,101
Asset-Backed Securities	0	65,706	7,034	72,740
Sovereign Issues	0	20,034	0	20,034
Common Stocks
Communication Services	3,328	0	1,411	4,739
Energy	704	0	16	720
Financials	0	0	5,293	5,293
Industrials	0	47	12,437	12,484
Rights
Financials	0	0	205	205
Warrants
Financials	0	0	3	3
Industrials	0	0	475	475
Information Technology	0	0	12,016	12,016
Preferred Securities
Financials	0	24,150	0	24,150
Industrials	0	247	31,990	32,237
Real Estate Investment Trusts
Real Estate	15,452	0	0	15,452
Short-Term Instruments
Argentina Treasury Bills	0	330	0	330
U.S. Treasury Bills	0	2,998	0	2,998
U.S. Treasury Cash Management Bills	0	15,474	0	15,474

Total Investments	$19,484	$695,130	$107,595	$822,209

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,426	0	1,426
Over the counter	0	4,913	0	4,913

$0	$6,339	$0	$6,339
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,237)	0	(1,237)
Over the counter	0	(546)	0	(546)

$0	$(1,783)	$0	$(1,783)

Total Financial Derivative Instruments	$0	$4,556	$0	$4,556

Totals	$19,484	$699,686	$107,595	$826,765

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2022:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2022 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$11,556	$2,958	$(9,329)	$(43)	$46	$1,057	$0	$(2,330)	$3,915	$135
Corporate Bonds & Notes
Industrials	720	19,692	(723)	0	(41)	(130)	8,455	0	27,973	(125)
U.S. Government Agencies	4,829	0	(78)	11	26	39	0	0	4,827	35
Asset-Backed Securities	8,980	0	0	73	0	(1,440)	0	(579)	7,034	(1,332)
Common Stocks
Communication Services	2,281	0	0	0	0	(870)	0	0	1,411	(870)
Energy	16	0	0	0	0	0	0	0	16	0
Financials	0	12,540	0	0	0	(7,247)	0	0	5,293	(7,247)
Industrials	8,086	0	0	0	0	4,351	0	0	12,437	4,352
Materials(2)	807	0	(785)	0	61	(83)	0	0	0	0
Rights

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	April 30, 2022 (Unaudited)

Financials	0	0	0	0	0	205	0	0	205	205
Warrants
Financials	0	4,204	0	0	(43)	(4,158)	0	0	3	(4,158)
Industrials	488	0	0	0	0	(13)	0	0	475	(14)
Information Technology	11,018	0	0	0	0	998	0	0	12,016	999
Preferred Securities
Industrials	25,489	0	0	0	0	6,501	0	0	31,990	6,165

Totals	$74,270	$39,394	$(10,915)	$41	$49	$(790)	$8,455	$(2,909)	$107,595	$(1,855)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 04/30/2022	Valuation Technique			Unobservable Inputs		Input Value(s)		Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$3,864	Reference Instrument			Yield			6.058	—
		51	Third Party Vendor			Broker Quote			67.500 - 98.125	67.500
Corporate Bonds & Notes
Industrials		19,567	Discounted Cash Flow			Discount Rate			9.525	—
		8,406	Reference Instrument			Weighted Average		BRL	46.445	—
U.S. Government Agencies		4,827	Proxy Pricing			Base Price			62.000	—
Asset-Backed Securities		5,811	Discounted Cash Flow			Discount Rate			7.500 - 20.000	16.725
		1,223	Proxy Pricing			Base Price			16.109 - 9,921.498	5,627.839
Common Stocks
Communication Services		1,411	Stock Price w/Liquidity Discount			Liquidity Discount			10.000
Energy		16	Other Valuation Techniques(3)			—			—	—
Financials		5,293	Indicative Market Quotation			Broker Quote			$30.625	—
Industrials		12,437	Discounted Cash Flow			Discount Rate			10.500 - 17.700	10.500
Rights
Financials		205	Other Valuation Techniques(3)			—			—	—
Warrants
Financials		3	Other Valuation Techniques(3)			—			—	—
Industrials		475	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000
Information Technology		12,016	Comparable Companies / Discounted Cash Flow			EBITDA Multiple		X	3.875	—
Preferred Securities
Industrials		30,039	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000	—
		1,951	Comparable Companies / Discounted Cash Flow			Book Value Multiple / Discount Rate		X/%	0.304/20.180	—

Total		$107,595

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Sector type updated from Financials to Materials since prior fiscal year end.
(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	CIB	Canadian Imperial Bank of Commerce	RDR	RBC Capital Markets LLC
BOA	Bank of America N.A.	FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
CBK	Citibank N.A.	MEI	Merrill Lynch International	UBS	UBS Securities LLC
CDC	Natixis Securities Americas LLC	MYI	Morgan Stanley & Co. International PLC
CEW	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International Inc.

Currency Abbreviations:
ARS	Argentine Peso	CAD	Canadian Dollar	MXN	Mexican Peso
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap